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                                  Exhibit 99.1

                               Additional Exhibits

Certification accompanying the report of Mahaska Investment Company on Form 10-Q for the quarter ended September 30, 2002. This certification is furnished solely under Section 906 of the Sarbanes-Oxley Act of 2002 and is not filed as part of the Report on Form 10-Q.

     We hereby certify that the accompanying Report of Mahaska Investment Company on Form 10-Q for the quarter ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Mahaska Investment Company.


/s/ Charles S. Howard                             /s/ David A. Meinert
---------------------------                           --------------------------
    Charles S. Howard                                 David A. Meinert
    Chairman, President &                             Executive Vice President &
    Chief Executive Officer                           Chief Financial Officer